UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

LEXAGENE HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee previously paid with preliminary materials.

☐ Fee computed in exhibit required by Item 25(p) per Exchange Act Rules 14a-6(i)(1) and 0-11.

__________

LexaGene

Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more.

Toll Free 1-866-964-0492

www.computershare.com/noticeandaccess

Important Notice of Availability of Proxy Materials for LEXAGENE HOLDINGS INC. Annual General Meeting

Meeting Date and Location:

When: February 8, 2023
10:00 am (Pacific Time)

Where: Suite 1500 – 1055 West Georgia Street,
Vancouver, BC V6E 4B7

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You are receiving this notice to advise that the proxy materials for the above noted securityholders' meeting are available on the Internet. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We remind you to access and review all of the important information contained in the information circular and other proxy materials before voting.

The proxy statement, Amended Form 10 Registration Statement and other relevant materials are available at:

https://lexagene.com/events/annual-general-shareholder-meeting/

OR

www.sedar.com

How to Obtain Paper Copies of the Proxy Materials

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Securityholders may request to receive paper copies of the current meeting materials by mail at no cost. Requests for paper copies may be made using your Control Number as it appears on your enclosed Voting Instruction Form or Proxy. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than January 27, 2023. If you do request the current materials, please note that another Voting Instruction Form/Proxy will not be sent; please retain your current one for voting purposes.

For Holders with a 15 digit Control Number:

Request materials by calling Toll Free, within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your Voting Instruction Form or Proxy.

To obtain paper copies of the materials after the meeting date, please contact 1-800-215-1824.

For Holders with a 16 digit Control Number:

Request materials by calling Toll Free, within North America - 1-877-907-7643 or direct, from Outside of North America - 1-303-562-9305 and entering your control number as indicated on your Voting Instruction Form.

To obtain paper copies of the materials after the meeting date, please contact 1-800-215-1824.

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Securityholder Meeting Notice

The resolutions to be voted on at the meeting are listed below along with the Sections within the information circualr where disclosure regarding the matter can be found.

1. **Election of Directors** - ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

2. **Appointment of Auditors** - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

3. **Amended and Restated Omnibus Incentive Plan** - APPROVAL OF THE AMENDED AND RESTATED OMNIBUS INCENTIVE

4. **Increase to Maximum Share Reserve for Options** - INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS PURSUANT TO THE COMPANY'S OMNIBUS INCENTIVE PLAN

5. **Increase to Maximum Share Reserve for Restricted Share Units** - INCREASE OF THE FIXED MAXIMUM NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF RESTRICTED SHARE UNITS PURSUANT TO THE COMPANY'S OMNIBUS INCENTIVE PLAN

6. **Executive Compensation** - NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

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Voting

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your securities you must vote using the methods reflected on your enclosed Voting Instruction Form or Proxy.

PLEASE VIEW THE INFORMATION CIRCULAR PRIOR TO VOTING

Annual Financial statement delivery

- No Annual Report (or Annual Financial Statements) is (are) included in this mailing

References herein to the information circular are to the Notice of Meeting and Proxy Statement of Lexagene Holdings Inc.

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